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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   February 26, 1997
                                                        ------------------



                                REALAMERICA CO.
                                ---------------

             (Exact name of registrant as specified in its charter)



          DELAWARE                        0-6978                  61-8623857
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(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


100 NW Second Street, Suite 312, Evansville, Indiana                 47708
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:    (812) - 421-1376
                                                       ----------------

2696 Richmond Road, Lexington, Kentucky 40509
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(Former name or former address, if changed since last report.)
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ITEM 1. Changes in Control:

Pursuant to an Agreement to Exchange Stock and Plan of Reorganization dated February 26, 1997 (the "Exchange Agreement") by and between RealAmerica Co. (the "Company"), Merrion Reinsurance Company Ltd. ("Merrion") and the Merrion Stockholders, the Company issued a total of 5,273,000 newly issued shares of its restricted Class B common stock (representing 51.1% of the issued and outstanding Class B common stock) and 91,000 shares of its newly created Series A Preferred stock (representing 100% of the issued and outstanding Series A Preferred stock) to the Merrion Stockholders in exchange for 100% of the issued and outstanding capital stock of Merrion. As a result of the Exchange Agreement,
(i) the Speed 5013 Foundation received 1,750,000 shares of Class B restricted common stock (representing 17.0% of the issued and outstanding Class B shares ) and 30,000 shares of Series A Preferred stock (representing 33% of the Series A Preferred shares issued and outstanding); (ii) the CUFF Foundation received 1,750,000 shares of Class B restricted common stock (representing 17.0% of the issued and outstanding Class B shares) and 30,000 shares of Series A Preferred stock (representing 33% of the issued and outstanding Series A shares); TAXAL Foundation received 1,750,000 shares of Class B restricted common stock (representing 17% of the issued and outstanding Class B shares) and 30,000 shares of Series A Preferred stock (representing 33% of the issued and
outstanding Series A shares) and Darren Thomas received   23,000 shares of Class
B restricted common stock (representing 0.2% of the issued and outstanding Class B shares) and 1,000 shares of Series A Preferred stock (representing 1% of the issued and outstanding Series A shares).

The Exchange Agreement was closed on February 26, 1997 with the effect that Merrion Reinsurance Company Ltd. is now a wholly owned subsidiary of the Company. Merrion is engaged in the financial services and reinsurance industry. Prior to the closing of the Exchange Agreement, the Company had been inactive for several years.

In connection with the closing of the Exchange Agreement, each member of the Board of Directors of the Company resigned, and Darren Thomas, Francois Verkaeren, Michael Glynos and Jeffrey T. Wilson were elected directors of the Company. In addition the officers of the Company resigned and the Company's new Board elected Darren Thomas as Chairman of the Board and Chief Executive Officer and President and Jeffrey T. Wilson as Vice President and Secretary. The Board of Directors further authorized a move of the Company's principal offices from Lexington, Kentucky to Evansville, Indiana.

The preceding statements with respect to the Exchange Agreement are a brief summary hereof. A copy of the Exchange Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
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ITEM 2. Acquisition or Disposition of Assets:

Subsequent to the execution of the Exchange Agreement by and between the Company and Merrion, Merrion entered into agreements to acquire an Italian property portfolio of commercial and industrial sites and an Italian insurance company, SIAC Assicurazioni, S.p.A. with combined assets totaling approximately $55.5 million and annual revenues of approximately $8.1 million (the "SIAC
Acquisition"). As a result of the SIAC Acquisition, SIAC   became a wholly owned
subsidiary of Merrion. Merrion acquired the SIAC Acquisition from Geam S. A., an Italian company, in exchange for the issuance of 49,105,000 shares of newly issued Class A non-voting, restricted common stock of the Company. The shares issued to Geam S. A. represent 100% of the issued and outstanding Class A shares of the Company and represent 98.2% of the authorized Class A shares. The consideration paid to Geam S.A. was based upon arms-length negotiations between Merrion and Geam S.A. The acquisition was closed by Merrion on August 4, 1997.

The preceding statements with respect to the SIAC Acquisition are a brief summary thereof. A copy of the SIAC Acquisition agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference.

ITEM 7.   Financial Statements and Exhibits:

The Company is preparing the necessary financial statements in U.S GAAP format to accurately reflect the transactions described above, however, the required financial statements are not completed at this time. The Company intends to file the required financial statements under cover of Form 8 not later than 60 days after the date this Current Report on Form 8-K is filed. Pending such filing, the Company is filing the following financial statements:

(a.) Merrion Reinsurance Company Ltd. Balance Sheets as of December 31, 1996 and
     1995 and Statements of Income, Shareholder's Equity and Cash Flows for the years ended December 31, 1996 and 1995 restated to US GAAP.
(b.) A copy of the letter of appraisal of the SIAC Acquisition properties.
(c.) A copy of the Acquisition Agreement by and between Merrion and Maria Luisa
     Sarti and ASA Finanziaria S.P.A., collectively referred to as Geam S.A. translated in English.
(d.) A copy of the most recent audited financial statements and annual report of SIAC as of 12/31/96 as filed in Italy. A copy of these statements will be filed as restated in US GAAP format as soon as they are available.

It is impractical for the Company to provide the pro forma financial statements required with the initial filing of this Form 8-K. the Company is preparing these statements in US GAAP form and intends to file the required statements under cover of Form 8 not later than 60 days after the filing of this Current Report on Form 8-K.
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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           RealAmerica Co.


                                           By: /s/Darren Thomas
                                               ---------------------------------
                                               Darren Thomas, Chairman
                                               And President


Dated:  September 5, 1997
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                                   Exhibits



            99.A Annual Report of Merrion Reinsurance Company Ltd. for the year ending June 30, 1996.

            99.B Financial Statements for Merrion Reinsurance Company Ltd. for the year ending June 30, 1996 restated in GAAP format.

            99.C Agreement to Exchange Stock and Plan of Reorganization by and between RealAmerica Co. and Merrion Reinsurance Company Ltd. dated February 26, 1997.

            99.D Letter of Appraisal of the Assets comprising the SIAC Acquisition.

            99.E Purchase and Sales Agreement by and between Maria Luisa Sarti and ASA Finanziaria S.P.A. and Merrion Reinsurance Company Ltd. for the purchase of the SIAC Acquisition.

            99.F Financial Statements of SIAC Assicurazioni S.p.A. for the year ending December 31, 1996 as filed in Italy.

            99.G Selected Financial Statements of SIAC Assicurazioni S.p.A. (translated to US dollars) for the years ending December 31, 1996 and 1995.